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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2001

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                               38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                                48083
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.           OTHER EVENTS

On May 10, 2001, the Company's Board of Directors accepted the resignation of Allen J. Nesbitt as Interim President and Chief Executive Officer of the Company. Mr. Nesbitt remains a Director of the Company. On this same date, Ronald D. Risher was appointed President and Chief Executive Officer of the Company. Mr. Risher joined the Company in November 2000 as Executive Vice President and Chief Financial Officer of the Company. Douglas S. Kearney, who has been working at the Company's offices on behalf of Conway, MacKenzie & Dunleavy ("CMD") since August 2000, was engaged to assume the role of Interim Chief Financial Officer while the Company conducts a search for a permanent Chief Financial Officer. Mr. Kearney continues to be a senior consultant of CMD.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2001               LASON, INC.
                                  (REGISTRANT)


                                  By:  /s/  Ronald D. Risher
                                       --------------------------------
                                       Ronald D. Risher, President and
                                       Chief Executive Officer